UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 14, 2007


                          SUN-TIMES MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                     1-14164                  95-3518892
    (State or other       (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                     Identification No.)
    incorporation)

                            350 NORTH ORLEANS, 10-S
                            CHICAGO, ILLINOIS                     60654
                  (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (312) 321-2299

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         On December 14, 2007, Sun-Times Media Group, Inc. (the "Company") granted bonuses to, among others, Cyrus F. Freidheim, Jr., the Company's President and Chief Executive Officer, William G. Barker III, the Company's Senior Vice President and Chief Financial Officer, James D. McDonough, the Company's Vice President, General Counsel and Secretary and Thomas L. Kram, the Company's Controller and Chief Accounting Officer (collectively, the "Executive Officers"). The bonus to Mr. Freidheim was in the form of a grant of restricted shares of the Company's Class A Common Stock under the Company's Amended and Restated 1999 Stock Incentive Plan (the "Plan") and the bonuses to the other Executive Officers were in the form of Deferred Stock Units. The bonuses were in the following amounts: Mr. Freidheim - 150,000 shares; Mr. Barker - 50,000 shares; Mr. McDonough - 50,000 shares; and Mr. Kram - 25,000 shares.

         Mr. Freidheim's Restricted Stock Agreement provides that the restricted shares shall vest in accordance with the following schedule: (i) in full on December 12, 2008, unless forfeited earlier under paragraph (iv) below;
(ii) upon Mr. Freidheim's termination of employment by death or permanent disability, the restricted shares which have not yet vested shall vest and become nonforfeitable on the date of such death or permanent disability; (iii) upon a Change in Control (as defined in the Restricted Stock Agreement), the restricted shares which have not yet vested shall vest and become nonforfeitable on the date of such Change in Control unless forfeited earlier under paragraph (iv) below; or (iv) unless the Compensation Committee of the Board of Directors of the Company determines otherwise in its sole discretion, if Mr. Freidheim's employment with the Company terminates for any reason other than paragraphs (i) or (ii) above, the restricted shares which have not vested as of the date of such termination of employment shall be permanently forfeited on such termination date.

         The other Executive Officers' Deferred Stock Unit Agreements provide upon the vesting of the Deferred Stock Units, the Company shall transfer to the Executive Officer one share of the Company's Class A Common Stock for each Deferred Stock Unit held by the Executive Officer. Deferred Stock Units shall vest in accordance with the following schedule: (i) in full on December 12, 2008, unless forfeited earlier under paragraph (v) below; (ii) upon the Executive Officer's termination of employment by death or permanent disability, the Deferred Stock Units which have not yet vested shall vest and become nonforfeitable on the date of such death or permanent disability; (iii) upon the Executive Officer's termination of employment by reason of retirement from the Company or its subsidiaries at or after attaining the age of 59 1/2 and after having served as an employee of the Company or its subsidiaries for at least five continuous years, the Deferred Stock Units which have not yet vested shall vest and become nonforfeitable on such termination of employment; (iv) upon a Change in Control (as defined in the Deferred Stock Unit Agreement), the Deferred Stock Units which have not yet vested shall vest and become nonforfeitable on the date of such Change in Control unless forfeited earlier under paragraph (v) below; or (v) unless the Compensation Committee of the Board of Directors of the Company determines otherwise in its sole discretion, if the Executive Officer's employment with the Company terminates for any reason other than paragraphs (i), (ii) or (iii) above, the Deferred Stock Units which have not vested as of the date of such termination of employment shall be permanently forfeited on such termination date.

         On December 20, 2007, the Company entered into Restricted Stock Agreements with, among others, Messrs. Freidheim, Barker, McDonough and Blair Richard Surkamer, Chief Operating Officer of Sun-Times News Group, the Company's operating subsidiary. Under the Restricted Stock Agreements, the Company is granting each of these Executive Officers restricted shares of the Company's Class A Common Stock under the Plan in lieu of a portion of his 2008 salary. Mr. Freidheim elected to have 44% of his 2008 salary replaced by restricted stock and each of the other Executive Officers elected to have 10% of his 2008 salary replaced by restricted stock. The Company and these Executive Officers have agreed to value the restricted stock being granted at $1.00 per share, the closing price of the Class A Common Stock on November 30, 2007, the date the Compensation Committee of the Board of Directors of the Company approved the restricted stock grants, except that Mr. Freidheim has agreed with the Company to value the restricted stock being granted to him at $1.14 per share. As a result, these Executive Officers were granted restricted shares of the Company's Class A Common Stock in lieu of a portion of their 2008 salaries in the following amounts: Mr. Freidheim - 262,456 shares; Mr. Barker - 31,000 shares; Mr. McDonough - 27,500 shares; and Mr. Surkamer - 31,625 shares.

         The Restricted Stock Agreements provide that the restricted shares shall vest in accordance with the following schedule: (i) 25% of the restricted shares shall vest and become nonforfeitable on each of January 1, April 1, July 1 and October 1, 2008, unless forfeited earlier under paragraph (v) below; (ii) upon the Executive Officer's termination of employment by death or by the Company without Cause (as defined in the Restricted Stock Agreements), the restricted shares which have not yet vested shall vest and become nonforfeitable on the date of such event; (iii) upon the Executive Officer's termination of employment by reason of retirement from the Company or its subsidiaries at or after attaining the age of 59 1/2 and after having served as an employee of the Company or its subsidiaries for at least five continuous years, the restricted shares which have not yet vested shall vest and become nonforfeitable on such termination of employment; (iv) upon a Change in Control (as defined in the Restricted Stock Agreements), the restricted shares which have not yet vested shall vest and become nonforfeitable on the date of such Change in Control unless forfeited earlier under paragraph (v) below; or (v) unless the Compensation Committee of the Board of Directors of the Company determines otherwise in its sole discretion, if the Executive Officer's employment with the Company terminates for any reason other than paragraphs
(i), (ii) or (iii) above, the restricted shares which have not vested as of the date of such termination of employment shall be permanently forfeited on such termination date, except as provided in any written employment agreement between the Company and the Executive Officer that is in effect on the date of such termination.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SUN-TIMES MEDIA GROUP, INC.
                                                 (Registrant)



Date:   December 20, 2007                        By:   /S/ JAMES D. MCDONOUGH
                                                     ---------------------------
                                                     Name:  James D. McDonough
                                                     Title: Vice President,
                                                            General Counsel
                                                            and Secretary